EXHIBIT 32.3
CERTIFICATION OF CHIEF FINANCIAL OFFICER
In connection with the Quarterly Report of P.F. Chang’s on Form 10-Q for the quarter ended October 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Mumford, Chief Financial Officer of P.F. Chang’s China Bistro, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ MARK D. MUMFORD
Mark D. Mumford
October 27, 2010	Chief Financial Officer